UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report:

December 23, 2014

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously announced, on July 16, 2014, AmSurg Corp., a Tennessee corporation (the “Company”), completed its acquisition (the “Merger”) of Sunbeam Holdings, L.P. and its subsidiaries, pursuant to the Purchase Agreement and Plan of Merger (the “Merger Agreement”), dated May 29, 2014, as amended, by and between the Company, Arizona Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of the Company, Arizona II Merger Corporation, a Delaware corporation and direct wholly-owned subsidiary of the Company, Sunbeam GP Holdings, LLC, a Delaware limited liability company, solely for purposes of Article V and Section 2.8 and solely in its capacity as the sole holder of membership interests in the General Partner (“Seller”), Sunbeam GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), Sunbeam Holdings, L.P., a Delaware limited partnership (the “Partnership”), Sunbeam Primary Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of the Partnership, and HFCP VI Securityholders’ Rep LLC, a Delaware limited liability company, solely in its capacity as agent and attorney-in-fact for Seller and the unitholders of the Partnership. The Partnership was an indirect parent company of Sheridan Healthcare, Inc.

Furnished as Exhibit 99.1 and incorporated herein by reference are the unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2013, and for the nine months ended September 30, 2014. The pro forma financial statements give pro forma effect to the Merger and certain financing transactions that occurred in connection with the Merger. The pro forma financial statements are derived from the historical financial statements of the Company and the Partnership. The pro forma financial statements are preliminary and reflect a number of assumptions. There can be no assurance that the actual results of the Merger will not differ materially from the Company’s current expectations.

As previously reported, on July 16, 2014, the Company completed an offering of $1.1 billion aggregate principal amount of its 5.625% senior notes due 2022 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The Notes are guaranteed on a senior unsecured basis by certain of the Company’s subsidiaries (the “Guarantors”). In connection with the sale of the Notes, the Company entered into a Registration Rights Agreement dated as of July 16, 2014 (the “Registration Rights Agreement”), with the Guarantors and the initial purchasers of the Notes. Under the Registration Rights Agreement, the Company and the Guarantors have agreed to file an exchange offer registration statement (the “Registration Statement”) to exchange the Notes for a new issue of debt securities registered under the Securities Act of 1933, with terms substantially identical to those of the Notes.

In connection with the filing of the Registration Statement, the Company is filing this Current Report on Form 8-K for the purpose of including certain supplemental financial information as required by Rule 3-10 of Regulation S-X with respect to the Guarantors that were subsidiaries of the Partnership prior to the closing of the Merger. To provide this information, the Company is updating the (i) audited consolidated balance sheets of the Partnership at December 31, 2013 and the audited consolidated statements of income and comprehensive income, statements of equity and statements of cash flows for the year ended December 31, 2013, previously filed as part of Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated June 23, 2014 (the “June 23 Form 8-K”), to include Note 21, as set forth in Exhibit 99.2 hereto, and (ii) the unaudited condensed consolidated balance sheets of the Partnership at June 30, 2014 and the unaudited condensed consolidated statements of income and comprehensive income and statements of cash flows for the six months ended June 30, 2014 previously filed as part of Exhibit 99.2 to the Company’s Current Report on Form 8-K, dated October 22, 2014 (the “October 22 Form 8-K”), to include Note 20, as set forth in Exhibit 99.3 hereto.

As this Current Report on Form 8-K is being filed only for the purposes described above, and only affects the Items specified above, the other information in the June 23 Form 8-K and October 22 Form 8-K remains unchanged. No attempt has been made in this Current Report on Form 8-K to modify or update disclosures in the June 23 Form 8-K and October 22 Form 8-K except as described above. This Current Report on Form 8-K does not reflect events occurring after the filing of the June 23 Form 8-K or October 22 Form 8-K or modify or update any related disclosures. Information in the June 23 Form 8-K or October 22 Form 8-K not affected by this Current Report on Form 8-K is unchanged and reflects the disclosures made at the time of the filings. Accordingly, this Current Report on Form 8-K should be read in conjunction with the June 23 Form 8-K and October 22 Form 8-K and the Company’s other filings made with the SEC subsequent to the filings of the original reports.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Unaudited pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2014, for the year ended December 31, 2013, and the notes related thereto.

99.2	Audited consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at December 31, 2013 and 2012 and the audited consolidated statements of income and comprehensive income, statements of equity and statements of cash flows for each of the three years ended December 31, 2013, as revised for the addition of Note 21 thereto relating to Guarantors of the Notes.

99.3	Unaudited condensed consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at June 30, 2014 and the unaudited condensed consolidated statements of income and comprehensive income and statements of cash flows for the six months ended June 30, 2014, as revised for the addition of Note 20 thereto relating to Guarantors of the Notes.

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Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (including the exhibits) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that address future events, occurrences or results. In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “would,” “should,” “could” or the negative thereof. Generally, the words “anticipate,” “believe,” “continue,” “expect,” “intend,” “estimate,” “project,” “plan” and similar expressions used in connection with any discussion of the Merger Agreement and the Merger identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results could differ materially and adversely from these forward-looking statements.

The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. Although the Company believes that such expectations, assumptions, estimates and projections are reasonable, forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors, many of which are outside of the Company’s control and could cause the Company’s actual results, performance or achievements to differ materially and adversely from any results, performance or achievements expressed or implied by such forward-looking statements.

Given these risks and uncertainties, undue reliance should not be placed on these forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake, and expressly disclaims, any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Claire M. Gulmi
Executive Vice President, Chief Financial Officer, and Secretary

(Principal Financial and Duly Authorized Officer)

Date:	December 23, 2014

EXHIBIT INDEX

No.	Exhibit

99.1	Unaudited pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2014, for the year ended December 31, 2013, and the notes related thereto.

99.2	Audited consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at December 31, 2013 and 2012 and the audited consolidated statements of income and comprehensive income, statements of equity and statements of cash flows for each of the three years ended December 31, 2013, as revised for the addition of Note 21 thereto relating to Guarantors of the Notes.

99.3	Unaudited condensed consolidated balance sheets of Sunbeam Holdings, L.P. and Subsidiaries at June 30, 2014 and the unaudited condensed consolidated statements of income and comprehensive income and statements of cash flows for the six months ended June 30, 2014, as revised for the addition of Note 20 thereto relating to Guarantors of the Notes.